                   Trim Division of Textron Automotive Company

          Notes to Interim Financial Statements (Unaudited) (continued)




                   Trim Division of Textron Automotive Company

                Notes to Interim Financial Statements (Unaudited)

                      Nine Months Ended September 29, 2001


11. SUPPLEMENTAL GUARANTOR FINANCIAL INFORMATION

In connection with the purchase of TAC-Trim by Collins & Aikman Corporation (C&A), Collins & Aikman Products Company, a wholly-owned subsidiary of C&A, issued $500 million of senior unsecured notes. Borrowings under these notes are jointly and severally guaranteed by all domestic subsidiaries of C&A. Such guarantees are full and unconditional. Supplemental consolidating financial information of TAC-Trim, specifically including such information for the guarantors, is presented below as of and for the nine-month period ending September 30, 2001. This information has not been audited.

                   Trim Division of Textron Automotive Company

                   Trim Division of Textron Automotive Company

                     Consolidating Balance Sheet (Unaudited)

                               September 29, 2001

                              (Dollars in Millions)


                                                                             NON-
                                                            GUARANTOR      GUARANTOR
                                                           SUBSIDIARIES  SUBSIDIARIES  ELIMINATIONS      TOTAL
                                                          ----------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                                 $      5.3     $     30.3    $      -      $     35.6
   Accounts receivable                                            148.1          124.2         (35.6)        236.7
   Inventories                                                     20.9           21.8           -            42.7
   Other current assets                                            23.6           28.2           -            51.8
                                                          ----------------------------------------------------------
Total current assets                                              197.9          204.5         (35.6)        366.8

Property, plant and equipment, net                                245.0          237.9           -           482.9
Goodwill, net                                                     181.6            1.9           -           183.5
Reimbursable tooling costs                                         50.0           12.4           -            62.4
Engineering and design costs                                       12.2            0.6           -            12.8
Other assets                                                       28.4            9.9           -            38.3
                                                          ----------------------------------------------------------
Total assets                                                 $    715.1     $    467.2    $    (35.6)   $  1,146.7
                                                          ==========================================================

LIABILITIES AND NET WORTH
Current liabilities:
   Accounts payable                                          $    166.4     $    134.5    $    (35.6)   $    265.3
   Current portion of long-term debt and
     short-term debt                                                -             43.5           -            43.5
   Other current liabilities                                       53.7           55.3           -           109.0
                                                          ----------------------------------------------------------
Total current liabilities                                         220.1          233.3         (35.6)        417.8

Long-term debt                                                      0.2            4.8           -             5.0
Postretirement benefit obligation                                  65.7            -             -            65.7
Other liabilities                                                  50.3           47.8           -            98.1
                                                          ----------------------------------------------------------
Total liabilities                                                 336.3          285.9         (35.6)        586.6
Net worth                                                         378.8          181.3           -           560.1
                                                          ----------------------------------------------------------
Total liabilities and net worth                              $    715.1     $    467.2    $    (35.6)   $  1,146.7
                                                          ==========================================================

                   Trim Division of Textron Automotive Company

                   Trim Division of Textron Automotive Company

                  Consolidating Statement of Income (Unaudited)

                  For the Nine Months Ended September 29, 2001

                              (Dollars in Millions)


                                                                             NON-
                                                            GUARANTOR      GUARANTOR
                                                           SUBSIDIARIES  SUBSIDIARIES  ELIMINATIONS      TOTAL
                                                          ----------------------------------------------------------
Revenues                                                     $    790.8     $    497.9    $    (80.6)    $ 1,208.1
Cost of sales                                                     711.6          434.0         (80.6)      1,065.0
                                                          ----------------------------------------------------------
Gross profit                                                       79.2           63.9           -           143.1

Costs and expenses:
   Selling and administrative                                      28.1           23.6           -            51.7
   Engineering, research and development                            7.8            2.7           -            10.5
   Special charges (credits)                                        9.0            1.2           -            10.2
   Goodwill amortization                                            7.2            0.1           -             7.3
                                                          ----------------------------------------------------------
Operating income                                                   27.1           36.3           -            63.4

Other income (expense):
   Interest expense                                                 -             (5.0)          -            (5.0)
   Other - net                                                      2.8           (4.4)          -            (1.6)
                                                          ----------------------------------------------------------
Income before minority interest and income taxes                   29.9           26.9           -            56.8
Minority interest in loss of affiliates                             -              0.7           -             0.7
                                                          ----------------------------------------------------------
Income before income taxes                                         29.9           27.6           -            57.5
Income taxes                                                       16.4            8.0           -            24.4
                                                          ----------------------------------------------------------
Net income                                                   $     13.5     $     19.6    $      -      $     33.1
                                                          ==========================================================

                   Trim Division of Textron Automotive Company

                   Trim Division of Textron Automotive Company

           Consolidating Condensed Statement of Cash Flows (Unaudited)

                  For the Nine Months Ended September 29, 2001

                              (Dollars in Millions)

                                                                             NON-
                                                            GUARANTOR      GUARANTOR
                                                           SUBSIDIARIES  SUBSIDIARIES  ELIMINATIONS      TOTAL
                                                          ----------------------------------------------------------
Net cash provided by operating activities                    $     80.6     $    (17.8)   $      -      $     62.8

CASH FLOWS USED IN INVESTING ACTIVITIES
Capital expenditures                                              (20.7)         (53.0)          -           (73.7)
Proceeds from disposal of assets                                      -            1.2           -             1.2
                                                          ----------------------------------------------------------
Net cash used in investing activities                             (20.7)         (51.8)          -           (72.5)

CASH FLOWS USED IN FINANCING ACTIVITIES
Increase (decrease) in short-term debt                                -            7.9           -             7.9
Proceeds from issuance of long-term debt                              -            0.8                         0.8
Principal payments on long-term debt                               (0.1)          (4.1)          -            (4.2)
Net transfers (to) from Textron                                   (56.0)          66.5           -            10.5
                                                          ----------------------------------------------------------
Net cash used in financing activities                             (56.1)          71.1           -            15.0
                                                          ----------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                3.8            1.5           -             5.3
Cash and cash equivalents at beginning of year                      1.4           28.9           -            30.3
                                                          ----------------------------------------------------------
Cash and cash equivalents at end of year                     $      5.2     $     30.4    $      -      $     35.6
                                                          ==========================================================